UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2009

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue
Palo Alto, California 94304
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2009, Affymax, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and Lazard Capital Markets LLC, as representatives of the several underwriters named in Schedule A thereof (the “Underwriters”), relating to the public offering, issuance and sale of 4,109,589 shares of Affymax’s common stock (the “Shares”). The price to the public is $18.25 per share, and the Underwriters have agreed to purchase the Shares from Affymax at a price of $17.155 per share. Under the terms of the Underwriting Agreement, Affymax has granted to the Underwriters an option, exercisable for a period of 30 days, to purchase up to an additional 616,438 shares to cover over-allotments, if any. The offering is being made pursuant to Affymax’s effective shelf registration statement on Form S-3 (Registration No. 333-162275) previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

Attached as Exhibit 5.1 to this Current Report on Form 8-K is the opinion of Cooley Godward Kronish LLP relating to the validity of the Shares to be issued in the offering. Our press release dated November 19, 2009, titled “Affymax Prices Public Offering of Common Stock,” announcing the pricing of the offering, is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of November 19, 2009, by and among the Company and Cowen and Company, LLC and Lazard Capital Markets LLC, as representatives of the several underwriters named in Schedule A thereof.

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1)

99.1	Press Release, dated November 19, 2009, titled “Affymax Prices Public Offering of Common Stock”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC.

Dated: November 19, 2009
	By:	/s/ Steven Love
Steven Love Vice President, Finance and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of November 19, 2009, by and among the Company and Cowen and Company, LLC and Lazard Capital Markets LLC, as representatives of the several underwriters named in Schedule A thereof.

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1)

99.1	Press Release, dated November 19, 2009, titled “Affymax Prices Public Offering of Common Stock”.